UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2018

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 6, 2018, Mr. Christopher O’Kane, the Chief Executive Officer of Aspen Insurance Holdings Limited (“Aspen”), executed an International Assignment Letter (the “Assignment Letter”) in connection with his five-year assignment to Bermuda, the registered headquarters of Aspen. During the term of his international assignment, Mr. O’Kane will be seconded to Aspen Bermuda Limited (“Aspen Bermuda”), Aspen’s wholly owned subsidiary, and will continue to remain an employee of Aspen Insurance UK Services Limited. Except as expressly set forth in the Assignment Letter, all terms and conditions of the (i) Amended and Restated Service Agreement, dated as of September 24, 2004, as amended on October 28, 2014, between Mr. O’Kane, Aspen Insurance UK Services Limited (“AIUKSL”) and Aspen and (ii) the Change of Control Employment Agreement, dated February 23, 2015, between Mr. O’Kane, AIUKSL and Aspen, as amended on March 15, 2018, shall remain in full force and effect.
Pursuant to the Assignment Letter, Mr. O’Kane will receive (i) a housing allowance up to a maximum amount of $20,000 per month, (ii) a flight allowance up to a maximum amount of $70,000 per year, (iii) club membership fees of $14,000 per year, (iv) a wellness benefit of $1,500 per year, (v) a one-time relocation allowance of £10,000, (vi) reasonable relocation costs and (vii) tax advisor fees in connection with his international assignment. Mr. O’Kane’s annual base salary shall remain unchanged at £620,000 and will be converted to U.S. Dollars using a three year average exchange rate of £0.7267 to $1 ($853,172). Mr. O’Kane’s bonus potential will also remain unchanged at 175% of his annual base salary. Mr. O’Kane will continue to receive annual cash in lieu of pension benefit in the sum of £124,000 ($170,634). In accordance with Aspen Bermuda’s policy, no deductions will be made for Mr. O’Kane’s payroll tax, social insurance, pension contributions, long-term disability, life insurance and medical insurance coverage.
This summary is qualified in its entirety by reference to the Assignment Letter, which is attached hereto as Exhibit 10.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) The following exhibit is filed under this report:

10.1	International Assignment Letter, executed on June 6, 2018, between Mr. Christopher O’Kane and Aspen Insurance Holdings Limited

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: June 8, 2018	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer